Rule 497(e)

Registration Nos. 333-264900 and 811-23801

Bitwise Funds Trust
(the “Trust”)

Bitwise Bitcoin Strategy Optimum Roll ETF

(the “Fund”)

August 10, 2023

Supplement To the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information

On or around October 9, 2023, the Fund’s principal investment strategy will change and the Fund will pursue its investment objective through equally-weighted exposure to bitcoin futures contracts and ether futures contracts. Currently, the Fund pursues its investment strategy through investments in bitcoin futures contracts. In connection therewith, on or about October 9, 2023, the Fund’s name is expected to change to “Bitwise Bitcoin and Ether Equal Weight Strategy ETF.”

The Fund is expected to continue to trade on NYSE Arca under the ticker symbol “BTOP.”

The foregoing changes will only take effect and are conditioned upon the effectiveness of the Trust’s Post-Effective Amendment No. 8 under the Securities Act of 1933, including any amendments thereto, which has been filed with the Securities and Exchange Commission on August 10, 2023 and contains further information about the changes to the Fund’s name and investment strategy.

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE